Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Debtors : The Great Atlantic & Pacific Tea Company, Inc. et al. (1)

Case Number: Jointly Administered 10-24549 (RDD)

Monthly Operating Report for the Period:

March 27, 2011 to April 23, 2011

Debtors’ Address:

2 Paragon Drive

Montvale, NJ 07645

Net Loss: $48.5 million

Debtors’ Attorneys:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Telephone: (212) 446-4800

Facsimile: (212) 446-4900

James H.M. Sprayregen, P.C.

Paul M. Basta

Ray C. Schrock

and

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Telephone: (312) 862-2000

Facsimile: (312) 862-2200

James J. Mazza, Jr.

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: May 24, 2011	/s/ Frederic F. Brace
Frederic F. Brace
Chief Administrative Officer,
Chief Restructuring Officer and
Chief Financial Officer

(1)          See Schedule 1 for a listing of Debtor by case number

(2)          All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR APRIL 2011

(1)          See Schedule 1 for a listing of Debtor by case number.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR APRIL 2011

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited – in thousands)

Four Weeks Ended
April 23, 2011

Sales	$568,577
Cost of merchandise sold	(413,817)
Gross margin	154,760
Store operating, general and administrative expense	(187,783)
Loss from continuing operations before interest expense, reorganization items and income taxes	(33,023)
Interest expense	(12,641)
Reorganization items	(3,330)
Loss from continuing operations before income taxes	(48,994)
Provision for income taxes	(35)
Loss from continuing operations	(49,029)
Income from discontinued operations	557
Net loss	$(48,472)

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR APRIL 2011

CONSOLIDATED BALANCE SHEET

(Unaudited – in thousands)

As of
ASSETS	April 23, 2011
Current assets:
Cash and cash equivalents	$365,049
Restricted cash	1,731
Accounts receivable, net of allowance for doubtful accounts of $6,101 at April 23, 2011	184,116
Inventories, net	408,099
Prepaid expenses and other current assets	32,539
Total current assets	991,534

Non-current assets:
Property:
Property owned, net	1,144,477
Property leased under capital leases, net	61,821
Property, net	1,206,298
Goodwill	110,412
Intangible assets, net	122,638
Other assets	139,153
Total assets	$2,750,035

LIABILITIES & STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$116,190
Book overdrafts	25,175
Accrued salaries, wages and benefits	112,305
Accrued taxes	28,736
Other accrued liabilities	86,690
Total current liabilities	369,096

Non-current liabilities:
Debtor-in-possession credit agreement	350,000
Other non-current liabilities	74,606
Total liabilities not subject to compromise	793,702
Liabilities subject to compromise	2,857,501
Total liabilities	3,651,203

Series A redeemable preferred stock – no par value, $1,000 redemption value;
authorized – 700,000 shares; issued – 179,020 shares	144,307

Stockholders’ deficit:
Common stock – $1 par value; authorized – 160,000,000 shares; issued and outstanding – 53,852,470 shares at April 23, 2011	53,852
Additional paid-in capital	510,115
Accumulated other comprehensive loss	(75,309)
Accumulated deficit	(1,714,133)
Total stockholders’ deficit	(1,225,475)
Total liabilities and stockholders’ deficit	$2,750,035

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR APRIL 2011

CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited – in thousands)

Four Weeks Ended
April 23, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(48,472)
Adjustments to reconcile net loss to net cash provided by operating activities (see next page)	18,562
Changes in assets and liabilities:
Decrease in receivables	19,321
Decrease in inventories	22,377
Decrease in prepaid expenses and other current assets	1,435
Decrease in other assets	127
Decrease in accounts payable	(135)
Increase in accrued salaries, wages and benefits, and taxes	3,859
Increase in other accruals	2,636
Decrease in other non-current liabilities	(715)
Payments for reorganization items	(5,289)
Other operating activities, net	(83)
Net cash provided by operating activities	13,623

CASH FLOWS FROM INVESTING ACTIVITIES:
Expenditures for property	(3,904)
Proceeds from disposal of property	845
Proceeds from sale of pharmacy assets	427
Net cash used in investing activities	(2,632)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long term debt	(12)
Principal payments on capital leases	(865)
Payment of financing fees for debtor-in-possession financing	(319)
Increase in book overdrafts	5,783
Net cash provided by financing activities	4,587

Net increase in cash and cash equivalents	15,578
Cash and cash equivalents at beginning of period	349,471
Cash and cash equivalents at end of period	$365,049

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR APRIL 2011

CONSOLIDATED STATEMENT OF CASH FLOWS - CONTINUED

(Unaudited – in thousands)

ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:

Four Weeks Ended
April 23, 2011

Depreciation and amortization	$15,393
Loss on write down of property	74
Non-cash interest expense	285
Reorganization items	3,330
Amortization of deferred real estate income	(229)
Gain on sale of pharmacy assets	(427)
Financing fees for debtor-in-possession financing	136
Total adjustments to net loss	$18,562

(1) See Schedule 1 for a listing of Debtor by case number.

See accompanying notes to consolidated financial statements.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR APRIL 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

1.              Background

General

The Great Atlantic & Pacific Tea Company, Inc. (“we,” “our,” “us” or “our Company”) is engaged in the retail food business.  Our Company operates stores under the following trade names: A&P®, SuperFresh®, Waldbaum’s®, Super Foodmart®, Food Basics®, The Food Emporium®, Best Cellars®, Best Cellars at A&P®, Pathmark® and Pathmark Sav-A-Center®.

Chapter 11 Reorganization Cases

On December 12, 2010 our Company and all of its U.S. subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).   Our Company’s non-U.S. subsidiaries, which are immaterial on a consolidated basis and have no retail operations, were not part of the Bankruptcy Filing. The Debtors are authorized to operate their businesses and manage their properties as “Debtors-in-Possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

We are currently operating pursuant to the Bankruptcy Filing and continuation of our Company as a going-concern is contingent upon, among other things, our ability (i) to comply with the terms and conditions of the DIP Credit Agreement described in Note 4 to this Monthly Operating Report; (ii) to develop a plan of reorganization and obtain confirmation under the Bankruptcy Code; (iii) to reduce debt and other liabilities through the bankruptcy process; (iv) to return to profitability, including necessary near-term cost concession from our business and labor partners beginning as early as June 2011 with the benefits reflected in our results shortly thereafter; (v) to generate sufficient cash flow from operations; and (vi) to obtain financing sources to meet our future obligations.  The uncertainty regarding these matters raises substantial doubt about our ability to continue as a going concern.

2.              Basis of Presentation

Debtors-in-Possession Financial Statements

The unaudited consolidated financial statements and supplemental information contained herein represent the consolidated financial information for the Debtors as of and for the four weeks ended April 23, 2011. Non-Debtor subsidiaries are deemed to be immaterial on a consolidated basis and related income statement and balance sheet activity has been reported separately on Schedule 3 and Schedule 4 under the column “Foreign Non-Debtor”.

Our Company was required to apply the FASB’s provisions of Reorganizations effective on December 12, 2010, which is applicable to companies in chapter 11, which generally does not change the manner in which financial statements are prepared.  However, it does require that the financial statements for periods subsequent to the Bankruptcy Filing distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

The unaudited consolidated financial statements have been derived from the books and records of our Company. Certain financial information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and upon the application of such procedures (such as tests for asset impairment), we believe that the financial information will be subject to changes, and these changes could be material. The financial information furnished in this report includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for quarterly financial statements in accordance with U.S. GAAP. As of April 23, 2011, all balances are subject to further review and reclassification. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been omitted. Therefore, this report should be read in conjunction with our Company’s audited consolidated financial statements on Form 10-K as of and for the period ended February 26, 2011.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR APRIL 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

The results of operations contained herein are not necessarily indicative of the results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of our Company in the future.

Intercompany Transactions

Intercompany transactions between Debtor entities, as well as between Debtor and Non-Debtor subsidiaries, include, but are not limited to, intercompany cash sweep arrangements, intercompany financing arrangements, intercompany wages and intercompany inventory procurement.  The intercompany financing agreements include two loans from two of the Non-Debtor foreign subsidiaries to Shopwell, Inc., a Debtor of our Company; a 3.562% loan due on May 27, 2013 with an outstanding balance of principal and interest of approximately $94.0 million from A&P Bermuda Limited and a 2.85% loan due on January 15, 2014 with an outstanding balance of principal and interest of approximately $0.1 million from APTEA Hungry Liquidity Management Limited Liability Company. All payments between the Debtor and Non-Debtor entities have been stayed at this time and we did not record contractual interest expense subsequent to the Bankruptcy filing. The intercompany balances due to / from entities, as shown on individual entities’ balance sheets included in the accompanying Consolidating Balance Sheet, represent the accumulation of activity over time.  These balances between Debtor entities have not been eliminated in the accompanying Consolidating Balance Sheets. Certain intercompany transactions have been eliminated in the accompanying Consolidated Statement of Operations.  Intercompany balances between the Debtor and Non-Debtor entities have been shown net in the consolidated financial statements.

Interest Expense

We recorded all contractual interest on secured debt for the four weeks ended April 23, 2011. We recorded interest accretion expense for capital leases and real estate liabilities, self-insurance reserves, GHI and corporate owned life insurance (“COLI”) obligations. Although we have recorded interest accretion expense, we have not made a final determination as to the value of any underlying assets or the rejection/assumption of any of the obligations.  Once a determination is made, the accretion of the interest expense may change. We did not record contractual interest expense of $3.5 million for unsecured debt which is subject to compromise for the four weeks ended April 23, 2011.  Debt discounts and deferred financing fees for all debt which is subject to compromise were reclassified into the carrying value of the respective indebtedness upon the Bankruptcy Filing and the balances were then adjusted to the face value of the debt.  As a result of this reclassification, we ceased amortization of deferred financing fees and discounts effective as of the Bankruptcy Filing date. Such amounts may need to be adjusted in future periods.

Taxes and Insurance

We received approval to pay pre-petition employee withholding obligations in addition to employment and wage related taxes, sales and use taxes, and certain other taxes due in the normal course of business through certain court orders. As such, we have paid the applicable taxes when due except for amounts that are in dispute.

All post-petition tax obligations to the proper taxing authorities are current.  Deferred tax liabilities of $28.3 million are included within “Other accrued liabilities” in the Consolidated Balance Sheet.  Pre-petition amounts owed for our pro-rata portion of certain taxes for which we reimburse third parties have not been paid.

Additionally, all insurance premiums are current and all insurance policies are in force as of April 23, 2011.

Other non-current liabilities

Other non-current liabilities are comprised of $62.0 million for Non-Debtor obligations for COLI, $11.6 million for self-insurance reserves and $1.0 million for deferred income that were incurred subsequent to the Bankruptcy Filing.  These amounts are not subject to compromise under the Bankruptcy Filing.

3.              Proceeds from Disposal of Property

In February 2011, our Company filed a motion seeking approval from the United States Trustee to close 32 stores in six states as we continue to fully implement our comprehensive financial and operational restructuring.  In connection with these store closures, our Company sold certain fixed assets within these stores for cash proceeds of approximately $0.8 million, which were received during our second period ended April 23, 2011.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR APRIL 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

4.              DIP Credit Agreement

In connection with the Bankruptcy Filing, on December 13, 2010, the Bankruptcy Court entered its interim financing order, among other things, permitting us to enter into a Superpriority Debtor-in-Possession Credit Agreement (as amended and restated by that certain Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of December 21, 2010 and further amended by that certain First Amendment thereto dated January 10, 2011, the “DIP Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (in such capacity, the “Agent”), the lenders from time to time party thereto (collectively, the “DIP Lenders”) and our Company and certain subsidiaries as borrowers thereunder. On December 14, 2010, we satisfied all of the conditions to the effectiveness of the DIP Credit Agreement and consummated the transactions contemplated thereunder including the refinancing in full of our Company’s and its applicable subsidiaries’ obligations under the pre-existing first lien credit facility. Pursuant to the terms of the DIP Credit Agreement:

•                 the DIP Lenders agreed to lend up to $800.0 million in the form of a $350.0 million term loan and a $450.0 million revolving credit facility with a $250.0 million sublimit for letters of credit, in each case subject to the terms and conditions therein;

•                 our Company’s and the Subsidiary Borrower’s obligations under the DIP Credit Agreement and the other specified loan documents are guaranteed by our Company’s certain other subsidiaries that are Debtors (“Subsidiary Guarantors” and, together with our Company and the Subsidiary Borrowers, the “Loan Parties”); and

•                 the Loan Parties’ obligations under the DIP Credit Agreement and such other specified loan documents are secured by a security interest in, and lien upon, substantially all of the Loan Parties’ existing and after-acquired personal and real property, having the priority and subject to the terms therein and in the order(s) entered into by the Bankruptcy Court, as applicable.

Our Company will have the option to have interest on the revolving loans under the revolving credit facility provided under the DIP Credit Agreement accrue at an alternate base rate plus 200 basis points or at adjusted LIBOR plus 300 basis points. Our Company will have the option to have interest on the term loan provided under the DIP Credit Agreement accrue at an alternate base rate plus 600 basis points or at adjusted LIBOR (with a floor of 175 basis points) plus 700 basis points. The DIP Credit Agreement limits, among other things, our Company’s and the other Loan Parties’ ability to (i) incur indebtedness, (ii) incur or create liens, (iii) dispose of assets, (iv) prepay certain indebtedness and make other restricted payments, (v) enter into sale and leaseback transactions and (vi) modify the terms of certain indebtedness and certain material contracts. The DIP Credit Agreement also contains certain financial covenants, including a minimum excess availability covenant of $100.0 million, minimum liquidity covenant of $100.0 million and minimum cumulative EBITDA covenant as defined in the DIP Credit Agreement.  Minimum cumulative EBITDA measured beginning on April 24, 2011 is as follows (in millions):

Date	Minimum Cumulative EBITDA
August 13, 2011	$ -
September 10, 2011	10.0
October 8, 2011	20.0
November 5, 2011	35.0
December 3, 2011	50.0
December 31, 2011	65.0
January 28, 2012	90.0
February 25, 2012	100.0
March 24, 2012	110.0
April 21, 2012	125.0
May 19, 2012	150.0
June 16, 2012	175.0

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR APRIL 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

We are currently in compliance with all covenants.  Meeting our EBITDA covenant requires increasing levels of performance throughout the year.  Achieving this improving performance will require our Company to successfully implement our business improvement initiatives beginning as early as June 2011 with the benefits reflected in our results shortly thereafter. The DIP Credit Agreement matures upon the earliest to occur of (a) June 14, 2012, (b) the acceleration of the loans and the termination of the commitment thereunder, and (c) the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code, which for purposes hereof shall be no later than the effective date thereof) of a plan of reorganization that is confirmed pursuant to an order entered by the Bankruptcy Court. The Bankruptcy Court entered a final order approving the DIP Credit Agreement on January 11, 2011.

5.              Reorganization Items

Reorganization items represent amounts incurred as a direct result of the Bankruptcy Filing and was comprised of the following:

Four Weeks Ended
April 23, 2011
(in thousands)

Professional fees	$(3,330)
Total reorganization items	$(3,330)

Professional fees of approximately $3.3 million were accrued and $0.3 million were paid for the four weeks ended April 23, 2011.  We paid approximately $5.0 million for Professional fees that were previously accrued related to our Bankruptcy Filing.

6.              Liabilities Subject to Compromise

As a result of the Bankruptcy Filing, the payment of pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Bankruptcy Filing liabilities are stayed. Although payment of pre-petition claims generally is not permitted, the Bankruptcy Court granted the Debtor authority to pay certain pre-petition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of our Company’s businesses and assets. Among other things, the Bankruptcy Court authorized us to pay certain pre-petition claims relating to employee wages and benefits, customers, vendors, and suppliers.

We have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, we may reject pre-petition executory contracts and unexpired leases with respect to our operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as “Liabilities subject to compromise” on the Consolidated Balance Sheet. We will notify all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against our Company must be filed if the claimants disagree with the amounts included in our schedule of assets and liabilities filed with the United States Trustee and wish to receive any distribution in the Bankruptcy Filing. A bar date of June 17, 2011 has been set by the Bankruptcy Court. Differences between liability amounts estimated by our Company and claims filed by creditors will be investigated and, if necessary, the Bankruptcy Court will make a final determination of the allowable claims. The ultimate amount of such liabilities is not determinable at this time.

Pre-petition liabilities that are subject to compromise are required to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.  The amounts currently classified as “Liabilities subject to compromise” may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.  We expect that certain amounts currently classified as “Liabilities subject to compromise” may in fact be paid in the ordinary course as they come due.  Any resulting changes in classification will be reflected in subsequent monthly operating reports.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR APRIL 2011

NOTES TO MONTHLY OPERATING REPORT (UNAUDITED)

Liabilities subject to compromise consist of the following:

As of April 23, 2011
(in thousands)
Accounts payable	$212,607
Accrued salaries, wages, and benefits	10,941
Self-insurance reserves	387,457
Closed store and warehouse reserves	155,924
Pension withdrawal liabilities	97,947
GHI contractual liability for employee benefits	94,281
Accrued occupancy related costs for open stores	24,033
Deferred income	68,551
Deferred real estate income	86,811
Accrued audit, legal and other	7,251
Accrued interest	38,472
Other postretirement and postemployment benefits	41,644
Other accruals	8,318
Pension plan benefits	127,226
Deferred rent liabilities	56,405
Unfavorable lease liabilities	4,060
Other noncurrent liabilities	11,237
5.125% Convertible Senior Notes, due June 15, 2011	165,000
Related Party Promissory Note, due August 18, 2011	10,000
9.125% Senior Notes, due December 15, 2011	12,840
6.750% Convertible Senior Notes, due December 15, 2012	255,000
11.375% Senior Secured Notes, due August 4, 2015	260,000
9.375% Notes, due August 1, 2039	200,000
Other debt	2,688
Obligations under capital leases	119,328
Real estate liabilities	399,480
Total liabilities subject to compromise	$2,857,501

Liabilities subject to compromise include liabilities related to pre-petition purchases and interest payments, some of which were scheduled for payment in the April 2011 period.  As a result, the April 2011 cash flows from operations were favorably affected by the stay of payment related to the liabilities.

Rejected Leases

We have rejected 98 of our leases through the bankruptcy process and reduced the reserve balance associated with these leases by $192.7 million, net to the allowable claim for damages of $130.2 million. The remaining closed store reserve balance of $27.0 million relates to locations for which the leases have not been rejected as of April 23, 2011.

Non-Debtor Financing Agreements

Intercompany financing agreements with foreign Non-Debtor subsidiaries of $94.1 million are not reflected in the above liabilities subject to compromise table as these amounts were eliminated on a consolidated basis.

7.              Post-petition Accounts Payable and Accrued Expenses

To the best of our knowledge, all undisputed post-petition accounts payable and accrued expenses have been paid, or are being paid under agreed-upon payment terms.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

MONTHLY OPERATING REPORT FOR APRIL 2011

SCHEDULE 1: SCHEDULE OF DISBURSEMENTS

Case Number:	Debtor Name:	Disbursements for the four weeks ended April 23, 2011:
087-10-24548	APW SUPERMARKETS, INC.	$28,066,745.55
087-10-24549	THE GREAT ATLANTIC & PACIFIC	126,804,850.51
087-10-24550	2008 BROADWAY, INC.	-
087-10-24551	AAL REALTY CORPORATION	-
087-10-24552	ADBRETT CORPORATION	-
087-10-24553	AMSTERDAM TRUCKING CORPORATION	-
087-10-24554	APW SUPERMARKET CORPORATION	-
087-10-24555	BERGEN STREET PATHMARK, INC.	-
087-10-24556	BEST CELLARS DC, INC.	-
087-10-24557	BEST CELLARS, INC.	160,381.82
087-10-24558	BEST CELLARS LICENSING, CORP.	-
087-10-24559	BEST CELLARS MASSACHUSETTS, INC.	8,940.09
087-10-24560	BEST CELLARS VA, INC.	24,464.20
087-10-24561	BEV, LTD	107,602.62
087-10-24562	BORMAN’S INC.	1,524,256.13
087-10-24563	BRIDGE STUART, INC.	-
087-10-24564	CLAY-PARK REALTY, CORP.	-
087-10-24565	COMPASS FOODS, INC.	-
087-10-24566	EAST BRUNSWICK STUART, LLC	-
087-10-24567	FARMER JACKS OF OHIO, INC.	-
087-10-24568	FOOD BASICS, INC.	6,846,194.85
087-10-24569	GRAMATAN FOODTOWN CORP.	-
087-10-24570	GRAPE FINDS AT DUPONT, INC.	-
087-10-24571	GRAPE FINDS LICENSING, CORP.	-
087-10-24572	GREENLAWN LAND DVLPMNT, CORP.	-
087-10-24573	HOPELAWN PROPERTY I, INC.	2,784.65
087-10-24574	KOHL’S FOOD STORES, INC.	-
087-10-24575	KWIK SAVE, INC.	-
087-10-24576	LANCASTER PIKE STUART, LLC	-
087-10-24577	LBRO REALTY, INC.	-
087-10-24578	MAC DADE BOULEVARD STUART, LLC	-
087-10-24579	MCLEAN AVENUE PLAZA, CORP.	-
087-10-24580	MILIK SERVICE COMPANY, LLC	-
087-10-24581	MONTVALE HOLDINGS, INC.	-
087-10-24582	N. JERSEY PROPERTIES, INC. VI	-
087-10-24583	ONPOINT, INC.	-
087-10-24584	PATHMARK STORE, INC.	99,907,967.13
087-10-24585	PLAINBRIDGE, LLC	296,031,117.24
087-10-24586	SEG STORES, INC.	11,651.61
087-10-24587	SHOPWELL, INC.	10,364,292.87
087-10-24588	SHOPWELL, INC.	-
087-10-24589	SPRING LANE PRODUCE CORP.	-
087-10-24590	SUPER FRESH FOOD MARKETS, INC.	17,055,190.28
087-10-24591	SUPER FRESH/SAV A CENTER, INC.	6,139.01
087-10-24592	SUPER MARKET SERVICES, CORP.	-
087-10-24593	SUPER PLUS FOOD WAREHOUSE, INC.	-
087-10-24594	SUPERMARKETS OIL COMPANY, INC.	-
087-10-24595	THE FOOD EMPORIUM, INC.	-
087-10-24596	THE OLD WINE EMPORIUM	185,561.21
087-10-24597	THE S. DAKOTA GREAT ATLANTIC	-
087-10-24598	TRADEWELL FOODS OF CONN., INC.	419,925.28
087-10-24599	UPPER DARBY STUART, LLC	-
087-10-24600	WALDBAUM, INC.	1,191,417.40
087-10-24601	LO-LO DISCOUNT STORES, INC.	122,780.16
	GRAND TOTALS:	$588,842,262.61

Certain Debtor entities make disbursements on behalf of the other Debtor entities.  Every effort has been made to accurately represent the disbursements made on behalf of each affiliated debtor.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al. (1)

MONTHLY OPERATING REPORT FOR APRIL 2011

SCHEDULE 2: DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?		✓
2.	Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period?	✓(a)	✓
3.	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		✓
4.	Are worker compensation, general liability or other necessary insurance coverage expired or cancelled, or has the Debtor received notice of expiration or cancellation of such policies?		✓
5.	Is the Debtor delinquent in paying any insurance premium payment?		✓
6.	Have any payments been made on pre-petition liabilities this reporting period?	✓(b)
7.	Are any post-petition receivables (accounts, notes, or loans) due from related parties?		✓
8.	Are any post-petition payroll taxes past due?		✓
9.	Are any post-petition State or Federal income taxes past due?		✓
10.	Are any post-petition real estate taxes past due?		✓
11.	Are any other post-petition taxes past due?		✓
12.	Have any pre-petition taxes been paid during this reporting period?	✓(b)
13.	Are any amounts owed to post-petition creditors delinquent?		✓
14.	Are any wage payments past due?	✓(c)
15.	Have any post-petition loans been received by the Debtor from any party?		✓
16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		✓
17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		✓
18.	Have the owners or shareholder received any compensation outside of the normal course of business?		✓

Explanations to “Yes” answers:

(a)          Funds have been disbursed from Rule 501(c)3 non-profit organizations, affiliates of our Company, in the normal course of operations.

(b)          Payments made on certain pre-petition liabilities and taxes were made pursuant to various court orders.

(c)          Certain severance payments have not been made and have been classified as part of “liabilities subject to compromise”; however, wage payments for existing employees are current.

(1) See Schedule 1 for a listing of Debtor by case number.

Case No. 10-24549 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR APRIL 2011

SCHEDULE 3: CONSOLIDATING STATEMENTS OF OPERATIONS

FOR THE FOUR WEEKS ENDED APRIL 23, 2011

(Unaudited - in thousands)

	APW Supermarket	Bev LTD	Borman’s Inc	Kohl’s Food	Shopwell	Super Fresh/Sav	Super Fresh	The Great A&P	The Old Wine
				Stores		-A-Center	Food Markets	Tea Co	Emporium

	10-24548	10-24561	10-24562	10-24574	10-24587	10-24591	10-24590	10-245549	10-24596
Sales	89,798	142	-	-	21,335	-	41,839	167,950	223

Cost of merchandise sold	(64,890)	(113)	-	-	(11,953)	-	(31,164)	(120,296)	(169)

Gross margin	24,908	29	-	-	9,382	-	10,675	47,654	54

Store operating, general and administrative expense	(28,324)	(50)	(3)	-	(7,680)	(7)	(14,493)	(59,305)	(48)
(Loss) income from continuing operations before nonoperating income, interest expense, reorganization items and income taxes	(3,416)	(21)	(3)	-	1,702	(7)	(3,818)	(11,651)	6
Interest expense	(396)	-	-	-	-	-	(309)	(9,158)	-
Reorganization items	-	-	-	-	-	-	-	(3,330)	-
(Loss) income from continuing operations before income taxes	(3,812)	(21)	(3)	-	1,702	(7)	(4,127)	(24,139)	6
Provision for income taxes	-	-	-	-	-	-	-	(35)	-
(Loss) income from continuing operations	(3,812)	(21)	(3)	-	1,702	(7)	(4,127)	(24,174)	6
(Loss) income from discontinued operations	-	-	(315)	(5)	-	877	-	-	-
Net (loss) income	(3,812)	(21)	(318)	(5)	1,702	870	(4,127)	(24,174)	6

Case No. 10-245949 (RDD) Jointly Administered

Tradewell Foods	Waldbaums Inc	US Food Basics	Pathmark Inc	Plainbridge	E Brusnswick	Best Cellars	SEG	Best Cellars of	Total
								Virgina Inc

10-24598	10-24600	10-24568	10-24584	10-24585	10-24566	10-24557	10-24586	10-24560
1,235	2,881	18,205	224,735	-	-	177	-	57	568,577

(846)	(2,017)	(15,295)	(166,935)	-	-	(103)	-	(36)	(413,817)

389	864	2,910	57,800	-	-	74	-	21	154,760

(381)	(816)	(3,541)	(72,778)	(237)	(15)	(85)	11	(31)	(187,783)
8	48	(631)	(14,978)	(237)	(15)	(11)	11	(10)	(33,023)
-	(509)	(122)	(2,147)	-	-	-	-	-	(12,641)
-	-	-	-	-	-	-	-	-	(3,330)
8	(461)	(753)	(17,125)	(237)	(15)	(11)	11	(10)	(48,994)
-	-	-	-	-	-	-	-	-	(35)
8	(461)	(753)	(17,125)	(237)	(15)	(11)	11	(10)	(49,029)
-	-	-	-	-	-	-	-	-	557
8	(461)	(753)	(17,125)	(237)	(15)	(11)	11	(10)	(48,472)

Case No. 10-245949 (RDD) Jointly Administered

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC. et al.

(DEBTORS-IN-POSSESSION)

MONTHLY OPERATING REPORT FOR APRIL 2011

SCHEDULE 4: CONSOLIDATING BALANCE SHEETS

AS OF APRIL 23, 2011

(Unaudited - in thousands)

	APW Supermarket	Bev LTD	Borman’s Inc	Farmer Jacks	Hopelawn	Kohl’s Food	Shopwell	Super Fresh/Sav	Super Fresh	The Great A&P	The Old Wine	Tradewell Foods	Waldbaums Inc	US Food Basics	Pathmark Inc
				of Ohio	Property I Inc	Stores		-A-Center	Food Markets	Tea Co	Emporium

	10-24548	10-24561	10-24562	10-24567	10-24573	10-24574	10-24587	10-24591	10-24590	10-245549	10-24596	10-24598	10-24600	10-24568	10-24584
ASSETS
Current assets:
Cash and cash equivalents	$5,488	$13	$-	$-	$-	$-	$736	$-	$2,241	$332,545	$24	$31	$152	$876	$21,029
Restricted cash	201	-	-	-	-	-	-	-	-	1,406	-	-	-	84	40
Accounts receivable, net	6,227	1	8	-	-	4	1,441	-	6,084	107,137	2	39	568	714	47,601
Inventories, net	59,147	563	-	-	-	-	8,362	-	29,726	152,441	521	747	2,145	9,436	144,467
Prepaid expenses and other current assets	3,336	3	-	-	-	-	2,744	-	950	17,965	2	46	502	301	6,499

Total current assets	74,399	580	8	-	-	4	13,283	-	39,001	611,494	549	863	3,367	11,411	219,636
Non-current assets:
Property
Property owned, net	116,690	397	481	-	-	-	30,843	-	55,298	235,738	34	783	20,401	27,534	632,217
Property leased under capital leases, net	-	-	-	-	-	-	46	-	-	5,021	-	-	-	-	56,754

Property, net	116,690	397	481	-	-	-	30,889	-	55,298	240,759	34	783	20,401	27,534	688,971
Goodwill	31,487	-	-	-	-	-	12,110	-	-	33,042	-	-	27,798	4,147	-
Intangible assets, net	-	-	-	-	-	-	-	-	-	-	-	-	-	-	122,638
Other assets	3,216	-	-	-	-	-	460	450	678	128,844	-	10	42	423	4,968

Total assets	$225,792	$977	$489	$-	$-	$4	$56,742	$450	$94,977	$1,014,139	$583	$1,656	$51,608	$43,515	$1,036,213

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$12,539	$32	$3	$-	$-	$-	$4,778	$-	$5,830	$45,795	$71	$210	$430	$4,036	$36,849
Book overdrafts	-	-	-	-	-	-	-	-	-	25,175	-	-	-	-	-
Accrued salaries, wages and benefits	12,619	27	-	-	-	-	3,244	-	6,583	56,666	47	151	297	919	31,435
Accrued taxes	2,637	1	-	-	-	-	1,136	-	578	19,979	25	37	23	226	3,977
Other accruals	5,619	15	(2)	-	-	-	986	-	2,639	161,423	13	29	233	638	9,031

Total current liabilities	33,414	75	1	-	-	-	10,144	-	15,630	309,038	156	427	983	5,819	81,292
Non-current liabilities:
Debtor-in-possession financing	-	-	-	-	-	-	-	-	-	350,000	-	-	-	-	-
Other non-current liabilities	-	-	-	-	-	-	-	-	-	71,947	-	-	-	-	-
Intercompany, net	(404,478)	2,152	131,166	37,131	20,318	(281,330)	(259,970)	(30,501)	210,994	(170,844)	1,020	(8,697)	(104,684)	90,998	1,462,825

Total liabilities not subject to compromise	(371,064)	2,227	131,167	37,131	20,318	(281,330)	(249,826)	(30,501)	226,624	560,141	1,176	(8,270)	(103,701)	96,817	1,544,117

Liabilities subject to compromise	163,940	39	76,407	9,554	1,400	6,000	35,672	25,968	59,936	2,049,611	9	2,167	11,558	23,316	371,823

Total liabilities	(207,124)	2,266	207,574	46,685	21,718	(275,330)	(214,154)	(4,533)	286,560	2,609,752	1,185	(6,103)	(92,143)	120,133	1,915,940

Preferred stock subject to compromise	-	-	-	-	-	-	-	-	-	144,307	-	-	-	-	-

Shareholders’ equity (deficit):
Common stock	-	-	-	-	-	-	-	-	-	53,852	-	-	-	-	-
Additional paid-in capital	291,299	-	78,031	-	-	31,200	70,209	-	13,419	(334,467)	-	-	685	-	-
Accumulated other comprehensive loss	-	-	-	-	-	-	-	-	-	(75,309)	-	-	-	-	-
Retained earnings (accumulated deficit)	141,617	(1,289)	(285,116)	(46,685)	(21,718)	244,134	200,687	4,983	(205,002)	(1,369,298)	(602)	7,759	143,066	(76,618)	(879,727)
Accumulated translation adjustment	-	-	-	-	-	-	-	-	-	(14,698)	-	-	-	-	-

Total shareholders’ equity (deficit)	432,916	(1,289)	(207,085)	(46,685)	(21,718)	275,334	270,896	4,983	(191,583)	(1,739,920)	(602)	7,759	143,751	(76,618)	(879,727)

Total liabilities and shareholders’ equity (deficit)	$225,792	$977	$489	$-	$-	$4	$56,742	$450	$94,977	$1,014,139	$583	$1,656	$51,608	$43,515	$1,036,213

Case No 10-24549 (RDD) Jointly Administered

Plainbridge	Delaware County	E Brusnswick	Best Cellars	SEG	Best Cellars	Best Cellars of	Grape Finds at	SMS	2008 B’Way	South Dakota	Bridge Stuart	Adbrett Corp	Bergen Street	Foreign	Total
	Dairies				Mass Inc	Virgina Inc	Dupont, Inc			Great A&P Tea	Inc		Pathmark Inc	Non-Debtor

10-24585		10-24566	10-24557	10-24586	10-24559	10-24560	10-24570	10-24592	10-24550	10-24597	10-24563	10-24552	10-24555

$-	$-	$-	$3	$-	$-	$6	$-	$-	$-	$-	$-	$-	$-	$1,905	$365,049
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,731
14,141	-	-	9	140	-	-	-	-	-	-	-	-	-	-	184,116
360	-	-	111	-	-	73	-	-	-	-	-	-	-	-	408,099
34	-	-	55	-	-	2	-	-	-	-	-	-	-	100	32,539

14,535	-	-	178	140	-	81	-	-	-	-	-	-	-	2,005	991,534

443	-	23,006	112	-	-	24	-	-	476	-	-	-	-	-	1,144,477
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	61,821

443	-	23,006	112	-	-	24	-	-	476	-	-	-	-	-	1,206,298
-	-	-	1,828	-	-	-	-	-	-	-	-	-	-	-	110,412
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	122,638
(9)	-	-	40	-	31	-	-	-	-	-	-	-	-	-	139,153

$14,969	$-	$23,006	$2,158	$140	$31	$105	$-	$-	$476	$-	$-	$-	$-	$2,005	$2,570,035

$5,447	$-	$-	$122	$-	$(2)	$7	$(1)	$-	$-	$-	$-	$-	$-	$44	$116,190
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	25,175
282	-	-	4	-	-	31	-	-	-	-	-	-	-	-	112,305
-	-	-	69	-	-	3	-	50	-	-	(3)	-	(2)	-	28,736
51	-	-	4	-	-	13	-	-	-	-	-	-	-	(94,002)	86,690

5,780	-	-	199	-	(2)	54	(1)	50	-	-	(3)	-	(2)	(93,958)	369,096

-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	350,000
-	-	-	-	-	-	-	-	-	-	-	-	-	-	2,659	74,606
(32,220)	(19)	20,113	2,348	(441)	321	483	121	(13,742)	(1,209)	(673,883)	232	(1,821)	782	2,835	-

(26,440)	(19)	20,113	2,547	(441)	319	537	120	(13,692)	(1,209)	(673,883)	229	(1,821)	780	(88,464)	793,702

19,997	-	-	49	36	(7)	25	1	-	-	-	-	-	-	-	2,857,501

(6,443)	(19)	20,113	2,596	(405)	312	562	121	(13,692)	(1,209)	(673,883)	229	(1,821)	780	(88,464)	3,651,203

-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	144,307

-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	53,852
-	-	-	-	-	-	-	-	52	454	329,010	-	-	-	30,223	510,115
-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(75,309)
21,412	19	2,893	(438)	545	(281)	(457)	(121)	13,640	1,231	344,873	(229)	1,821	(780)	45,548	(1,714,133)
-	-	-	-	-	-	-	-	-	-	-	-	-	-	14,698	-

21,412	19	2,893	(438)	545	(281)	(457)	(121)	13,692	1,685	673,883	(229)	1,821	(780)	90,469	(1,225,475)

$14,969	$-	$23,006	$2,158	$140	$31	$105	$-	$-	$476	$-	$-	$-	$-	$2,005	$2,570,035

Case No 10-24549 (RDD) Jointly Administered